UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2010
LaCROSSE FOOTWEAR, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-23800	39-1446816
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
17634 NE Airport Way, Portland, Oregon 97230
(Address of principal executive offices, including zip code)
(503) 262-0110
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On January 7, 2010, LaCrosse Footwear, Inc. issued a press release entitled “LACROSSE FOOTWEAR ANNOUNCES RECORD PRELIMINARY RESULTS FOR THE FOURTH QUARTER” regarding its preliminary, unaudited results for the quarter ended December 31, 2009. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.
ITEM 7.01 REGULATION FD DISCLOSURE.
LaCrosse plans to present at the Cowen and Company 8th Annual Consumer Conference on Monday, January 11, 2010 at 8:00 AM Pacific (11:00 AM Eastern). A copy of the presentation materials is attached as Exhibit 99.2 and is incorporated by reference herein.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description
99.1	LaCrosse Footwear, Inc. Press Release dated January 7, 2010, entitled “LACROSSE FOOTWEAR ANNOUNCES RECORD PRELIMINARY RESULTS FOR THE FOURTH QUARTER”.

99.2	LaCrosse Footwear, Inc. presentation materials, entitled “INVESTOR PRESENTATION COWEN CONSUMER CONFERENCE JANUARY 11, 2010”.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

LaCROSSE FOOTWEAR, INC.
Dated: January 8, 2010	By:	/s/ David P. Carlson
David P. Carlson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	LaCrosse Footwear, Inc. Press Release dated January 7, 2010, entitled “LACROSSE FOOTWEAR ANNOUNCES RECORD PRELIMINARY RESULTS FOR THE FOURTH QUARTER”.

99.2	LaCrosse Footwear, Inc. presentation materials, entitled “INVESTOR PRESENTATION COWEN CONSUMER CONFERENCE JANUARY 11, 2010”.